UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 210-3700

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported by Sorrento Therapeutics, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2016 (the “Prior Form 8-K”), the Company entered into a Securities Purchase Agreement (the “ABG Purchase Agreement”) with ABG SRNE Limited and Ally Bridge LB Healthcare Master Fund Limited (collectively, “Ally Bridge”), on April 3, 2016. Pursuant to the ABG Purchase Agreement, the Company issued and sold to Ally Bridge and certain other purchasers designated by Ally Bridge (the “ABG Designated Purchasers” and, collectively with Ally Bridge, the “ABG Purchasers”) between May 31, 2016 and June 6, 2016, in a private placement (the “ABG Private Placement”), (1) an aggregate of 6,486,484 shares (the “ABG Shares”) of the Company’s common stock (“Common Stock”), and (2) warrants to purchase an aggregate of 1,945,944 shares of Common Stock (each, an “ABG Warrant”), for an aggregate purchase price of $36,000,000. Each ABG Warrant has an exercise price of $8.50 per share, was immediately exercisable upon issuance, has a term of three years and is exercisable on a cash or cashless exercise basis. Pursuant to the ABG Purchase Agreement, the ABG Purchasers may, from time to time, purchase up to an additional 2,522,525 shares of Common Stock and warrants to purchase 756,759 shares of Common Stock for an aggregate purchase price of up to $14,000,000.

Under the terms of the ABG Purchase Agreement, the Company is obligated to prepare and file with the SEC, within 30 days of May 31, 2016, a registration statement to register for resale the ABG Shares and the shares of Common Stock issuable upon exercise of each ABG Warrant (the “ABG Warrant Shares”), and may be required to effect certain registrations to register for resale the ABG Shares and the ABG Warrant Shares in connection with certain “piggy-back” registration rights granted to the ABG Purchasers.

As previously reported by the Company in the Prior Form 8-K, the Company also entered into a Securities Purchase Agreement (together, the “Additional Purchase Agreements”) with each of Beijing Shijilongxin Investment Co., Ltd. (“Beijing Shijilongxin”) and FREJOY Investment Management Co., Ltd. (“Frejoy”), on April 3, 2016. Pursuant to the Additional Purchase Agreements, the Company issued and sold between May 31, 2016 and June 6, 2016, in separate private placements (each, an “Additional Private Placement” and, collectively with the ABG Private Placement, the “Private Placements”), (1) to Beijing Shijilongxin, (a) an aggregate of 2,150,945 shares of Common Stock (the “Beijing Shares”), and (b) warrants to purchase an aggregate of 312,098 shares of Common Stock (the “Beijing Warrants”), for an aggregate purchase price of $11,937,750; and (2) to Frejoy, (i) an aggregate of 1,000,000 shares of Common Stock (the “Frejoy Shares”), and (ii) warrants to purchase an aggregate of 145,098 shares of Common Stock (the “Frejoy Warrants”), for an aggregate purchase price of $5,550,000. Each of the Beijing Warrants and the Frejoy Warrants (together, the “Additional Warrants” and, collectively with each ABG Warrant, the “Warrants”) have an exercise price of $8.50 per share, were immediately exercisable upon issuance, have a term of three years and are exercisable on a cash or cashless exercise basis. Pursuant to the applicable Additional Purchase Agreement, (x) Beijing Shijilongxin may, from time to time, purchase up to an additional 5,957,163 shares of Common Stock and warrants to purchase 864,373 shares of Common Stock for an aggregate purchase price of up to $33,062,250, and (y) Frejoy may, from time to time, purchase up to an additional 7,108,108 shares of Common Stock and additional warrants to purchase 1,031,373 shares of Common Stock for an aggregate purchase price of up to $39,450,000.

Under the terms of the Additional Purchase Agreements, each of Beijing Shijilongxin and Frejoy has the right to demand, at any time beginning six months after the initial closing under the applicable Additional Purchase Agreement, that the Company prepare and file with the SEC a registration statement to register for resale a requested number of Beijing Shares or Frejoy Shares, as applicable, and a requested number of shares of Common Stock issuable upon exercise of the Additional Warrants issued pursuant to such investor’s Additional Purchase Agreement. The Company may also be required to effect certain registrations to register for resale a requested number of Beijing Shares or Frejoy Shares, as applicable, and a requested number of shares of Common Stock issuable upon exercise of the Additional Warrants issued pursuant to such investor’s Additional Purchase Agreement in connection with certain “piggy-back” registration rights granted to Beijing Shijilongxin and Frejoy pursuant to the Additional Purchase Agreements.

The foregoing summaries of the ABG Purchase Agreement, the Additional Purchase Agreements and the Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the ABG Purchase Agreement, the Additional Purchase Agreements and the forms of Warrant that are expected to be filed with the SEC as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2016.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The ABG Shares, the Beijing Shares, the Frejoy Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) were offered and sold between May 31, 2016 and June 6, 2016 in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder or Regulation S under the Securities Act. Each of the ABG Purchasers, Beijing Shijilongxin and Frejoy represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, warrants or any other securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: June 6, 2016	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President and Chief Executive Officer